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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: JUNE 1, 2000


                             Western Sierra Bancorp
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                California                                  68-0390121
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(State or Other Jurisdiction of Incorporation)           (I.R.S. Employer
                                                        Identification No.)


3350 Country Club Drive Suite 202, Cameron Park, California          95682
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            (Address of Principal Executive Offices)               (Zip Code)


                                 (530) 677-5600
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              (Registrant's Telephone Number, Including Area Code)


                    This Report includes a total of 2 pages.


                                                               Page 1 of 2 Pages

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 31, 2000, the Registrant consummated its acquisition of Sentinel Community Bank ("SCB") of Sonora, California through the merger of SCB with and into Registrant's wholly-owned subsidiary Western Sierra National Bank.

In the acquisition of SCB, all of the outstanding shares of SCB were acquired in a stock-for-stock exchange with an exchange ratio of 1.4910 shares of Registrant common stock for each share of SCB common stock.

Registrant is the bank holding company for Western Sierra National Bank and Lake Community Bank. Registrant is headquartered in Cameron Park, California.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL STATEMENTS AND EXHIBITS

Financial statements will be filed by amendment not later than 60 days after the date of this report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      WESTERN SIERRA BANCORP




June 1, 2000                          By: /s/ Gary Gall
                                         --------------------------------------
                                         Gary D. Gall
                                         President & Principal Executive Officer



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